Revenue and costs of goods sold	12 Months Ended
Dec. 31, 2021
Financial Debt
Revenue and cost of goods sold

19.    Revenue and cost of goods sold

For the year ended December 31, 2021, the Company generated revenue for the amount of €0.9 million compared to €69,000 for the year ended December 31, 2020. Revenue is recognized at a point in time upon satisfaction of the performance obligation, being the moment control over the Genio® system is transferred to the customer, which is in general at delivery at customer site or a predefined location in the country of the customer. For certain customers, control may be transferred upon shipment to the customer in case the incoterms are Ex-Works. The revenue from the Genio® system consists of a kit of products delivered at the same point in time, and as such revenue does not to be allocated over the different products. The revenue is then recognized at an amount that reflects the consideration to which the Company expects to be entitled  in exchange of the Genio® system. In determining the transaction price for the sale of the Genio® system, the Company considers the effects of variable consideration. The sales (based on country of customer) were generated in Germany ( €0.8 million, 2020: €69,000), Spain (€24,000) and Belgium (€20,000). For the year ended December 31, 2021, the Company has five customers with individual sales larger than 10% of the total revenue (2020: one customer).

Cost of goods sold for the year ended December 31, 2021, 2020 and 2019:

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Purchases of goods and services	594	85	—
Inventory movement	(291)	(55)	—
Total cost of goods sold	303	30	—